UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2013

SAKS INCORPORATED

Tennessee	1-13113	62-0331040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of the shareholders of Saks Incorporated (the “Company”) was held on June 5, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to approve the Saks Incorporated Amended and Restated 2009 Long-Term Incentive Plan (the “LTIP”). A description of the terms and conditions of the LTIP is set forth in the Company’s 2013 Proxy Statement, filed with the Securities and Exchange Commission on April 26, 2013 (the “Proxy Statement”), under “(Proposal 3) Approval of the Saks Incorporated Amended and Restated 2009 Long-Term Incentive Plan,” and such description is incorporated herein by reference. The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the LTIP, a copy of which is incorporated by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were considered:

(1)	The election of nine directors to serve until the 2014 annual meeting of shareholders;

(2)	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending February 1, 2014; and

(3)	The approval of the Saks Incorporated Amended and Restated 2009 Long-Term Incentive Plan.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

1.	Election of directors:

	For	Withhold	Broker Non-Votes
Fabiola R. Arredondo	109,159,988	470,609	5,196,148
Robert B. Carter	109,147,863	482,734	5,196,148
Michael S. Gross	93,072,165	16,558,432	5,196,148
Donald E. Hess	109,079,167	551,430	5,196,148
Marguerite W. Kondracke	108,973,370	657,227	5,196,148
Jerry W. Levin	109,261,082	369,515	5,196,148
Nora P. McAniff	109,088,915	541,682	5,196,148
Stephen I. Sadove	108,382,795	1,247,802	5,196,148
Jack L. Stahl	109,288,705	341,892	5,196,148

		For	Against	Abstentions
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013:	114,437,686	329,954	59,105

		For	Against	Abstentions	Broker Non-Votes
3.	Proposal to approve the Saks Incorporated Amended and Restated 2009 Long-Term Incentive Plan:	103,358,353	6,079,069	193,175	5,196,148

Item 8.01.	Other Events.

On June 5, 2013, the Company’s Board of Directors approved changes to the director compensation arrangements for non-employee directors of the Company. The following is a summary of the currently effective compensation arrangements for the Company’s non-employee directors:

•	Each non-employee director receives an annual fee of $90,000.

•

The chairpersons of the Company’s Audit Committee, Human Resources and Compensation Committee, Finance Committee and Corporate Governance Committee (the chair of the Corporate Governance Committee also serves as the Lead Director of the Board) receive an additional annual fee of $25,000, $20,000, $15,000, and $35,000, respectively.

•

Following each annual meeting of shareholders, each non-employee director who is then incumbent is granted $100,000 in restricted Company common stock. The number of shares awarded is determined by using the closing stock price on the date of grant. The award vests fully on the first anniversary of the grant date. Should a director resign from the Board mid-term, a pro rata portion of the shares would vest for time served from the grant date to the date of resignation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	SAKS INCORPORATED

	By:	/s/ Ann Robertson
	Name:	Ann Robertson
	Title:	Associate General Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description

10.1	Saks Incorporated Amended and Restated 2009 Long-Term Incentive Plan (incorporated by reference to Attachment A to Saks Incorporated’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2013).